FIRSTHAND ALTERNATIVE ENERGY FUND

Portfolio of Investments, March 31, 2026 (unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS — 84.0%
Building Materials — 1.6%
Aspen Aerogels, Inc.*	35,000	$119,700
Carrier Global Corp.	1,000	56,310
Total Building Materials (Cost $265,056)
Chemicals — 0.1%
Solstice Advanced Materials, Inc.*	145	11,043
Total Chemicals (Cost $832)
Commercial Services — 10.6%
Quanta Services, Inc.	2,100	1,152,942
Total Commercial Services (Cost $54,392)
Consumer, Non-cyclical — 1.3%
Koninklijke Philips N.V.	4,962	135,959
Total Consumer, Non-cyclical (Cost $146,959)
Electric — 6.7%
Iberdrola S.A.	499	11,388
Oklo, Inc.*	10,000	495,900
Ormat Technologies, Inc.	2,000	223,840
Total Electric (Cost $318,703)
Electronics — 8.3%
ABB, Ltd. - SP ADR	7,000	563,360
ChargePoint Holdings, Inc.*	3,000	14,580
Honeywell International, Inc.	580	131,097
Itron, Inc.*	2,000	179,260
Orion Energy Systems, Inc.*	1,400	12,236
Total Electronics (Cost $1,026,273)
Energy — 10.0%
Enphase Energy, Inc.*	3,000	113,430
First Solar, Inc.*	1,000	197,260
SolarEdge Technologies, Inc.*	3,000	153,150
Sunnova Energy International, Inc.*	15,000	0
SunPower Corp., Class B*(1)	29,931	0
SunPower, Inc.*(1)	150,000	190,500
Vestas Wind Systems A.S.	15,000	440,438
Total Energy (Cost $1,330,897)
Environmental Control — 0.2%
Arq, Inc.*	6,800	17,408
Total Environmental Control (Cost $34,135)
Home Furnishings — 0.0%**
Sharp Corp.*	1,100	3,992
Total Home Furnishings (Cost $140,193)

FIRSTHAND ALTERNATIVE ENERGY FUND - continued

Portfolio of Investments, March 31, 2026 (unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Industrials — 24.3%
Accelleron Industries AG - ADR	350	$31,297
Bloom Energy Corp., Class A*	12,000	1,625,880
BWX Technologies, Inc.	2,000	408,980
Eaton Corp. PLC	500	178,835
GE Vernova, Inc.	400	349,160
NuScale Power Corp.*	5,000	54,200
Total Industrials (Cost $1,290,404)
Semiconductors — 12.8%
Axcelis Technologies, Inc.*	4,000	372,320
Monolithic Power Systems, Inc.	200	218,670
ON Semiconductor Corp.*	8,000	495,360
STMicroelectronics N.V.	5,000	172,750
ULVAC, Inc.	2,700	138,688
Wolfspeed, Inc.*	139	2,268
Total Semiconductors (Cost $1,734,108)
Telecommunications — 8.1%
Corning, Inc.	6,460	878,366
Total Telecommunications (Cost $82,167)
Total Common Stocks (Cost $6,424,119)
WARRANTS — 0.0%**
Internet — 0.0%**
Swvl Holdings Corp. *	13,333	96
Total Internet (Cost $13,950)
Total Warrants (Cost $13,950)
INVESTMENT COMPANY — 16.2%
Fidelity Investments Money Market Fund - Treasury Portfolio 3.55%(2)(3)	1,768,851	1,768,851
Total Investment Company (Cost $1,768,851)

Total Investments (Cost $8,206,920) — 100.2%		10,919,514
Liabilities in excess of other assets — (0.2)%		(20,724)
NET ASSETS - 100.0%		$10,898,790

*	Non-income producing security.
**	Less than 0.05%.
(1)	Fair Value Level 3 security (1.7% of net assets).
(2)	The Fidelity Investments Money Market Fund invests primarily in U.S. Treasury Securities.
(3)	The rate shown is the 7 day annualized yield at March 31, 2026.

ADR	American Depositary Receipt
PLC	Public Limited Company
SP ADR	Sponsored American Depositary Receipt

FIRSTHAND ALTERNATIVE ENERGY FUND - continued

Portfolio of Investments, March 31, 2026 (unaudited)

Securities Valuation—The Fund’s portfolio of securities is valued as follows:

1.	Securities traded on stock exchanges, or quoted by NASDAQ, are valued according to the NASDAQ official closing price, if applicable, or at their last reported sale price as of the close of trading on the New York Stock Exchange (“NYSE”) (normally 4:00 P.M. Eastern Time). If a security is not traded that day, the security will be valued at its most recent bid price.
2.	Securities traded in the over-the-counter market, but not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the most recent closing bid price as quoted by brokers that make markets in the securities) at the close of trading on the NYSE.
3.	Securities traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market.
4.	If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale). The Board of Trustees has designated the Advisor as the Fund’s valuation designee (the "Valuation Designee") to make all fair value determinations with respect to the Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Advisor has adopted policies and procedures to be followed when the Fund must utilize fair value pricing.

In pricing illiquid, privately placed securities, the advisor follows well-accepted valuation techniques. Initial valuations are generally determined by the initial purchase price for each security. Subsequent to initial purchase, securities are repriced from time to time to reflect changes to the companies’ valuations caused by various events. Such events include, among others, a new round of financing establishing a new valuation for the company; material changes to a company’s business or business prospects, either due to company-specific internal issues (gaining or losing a major customer, missing a significant milestone, etc.) or macroeconomic events affecting the industry or the world. In analyzing a company’s valuation, factors that are also considered include a company’s cash flow, revenues, profitability, financial forecasts, and probability of success in those measures. Other potential factors include the value of comparable public and private companies and general market conditions.

Fair Value Measurement — In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements).

The guidance establishes three levels of the fair value hierarchy as follows:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risks, yield curves, default rates, and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FIRSTHAND ALTERNATIVE ENERGY FUND - continued

Portfolio of Investments, March 31, 2026 (unaudited)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s net assets as of March 31, 2026:

FUND	LEVEL 1 QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT OBSERVABLE INPUTS
FIRSTHAND ALTERNATIVE ENERGY FUND
Common Stocks
Building Materials	$176,010	$—	$—
Chemicals	11,043	—	—
Commercial Services	1,152,942	—	—
Consumer, Non-cyclical	135,959	—	—
Electric	731,128	—	—
Electronics	900,533	—	—
Energy	1,094,778	—	0
Environmental Control	17,408	—	—
Home Furnishings	3,992	—	—
Industrials	2,648,352	—	—
Semiconductors	1,400,056	—	0
Telecommunications	878,366	—	—
Total Common Stocks	9,150,567	—	0
Warrants
Internet	96	—	—
Investment Company	1,768,851	—	—
Total	$10,919,514	$—	$0

At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

As of the period ended March 31, 2026, Level 3 investments were valued in accordance with procedures approved by the Board of Trustees. These investments did not have a material impact on the Fund’s net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

For information on the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual or annual shareholder report.

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